Exhibit 99.2

Quarterly Supplemental

1st Quarter 2022

WHOLE FOODS
MARKET
BURGERFI
MY GYM
Mellody Farm
Chicago, IL
Pinecrest Place
Miami, FL
Blakeney
Charlotte, NC
Island Village
Seattle, WA

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency® Centers.

Table of Contents

March 31, 2022

Forward-Looking Statements and Non-GAAP Measures Disclosures	i

Earnings Press Release	v

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures	9

Capital Expenditures and Additional Disclosures	10

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Development and Redevelopment Current Year Completions	18

Real Estate Information:

Leasing Statistics	19

Annual Base Rent by State	20

Annual Base Rent by CBSA	21

Annual Base Rent by Tenant Category	22

Significant Tenant Rents	23

Tenant Lease Expirations	24

Portfolio Summary Report by State	25

Additional Disclosures and Forward-Looking Information:

Components of NAV	40

Supplemental Details of Lease Income and Tenant & Other Receivables (Pro-Rata)	41

Earnings Guidance	42

Reconciliation of Net Income to Nareit FFO	43

Glossary of Terms	44

Forward-Looking Statements and Non-GAAP Measures Disclosures

March 31, 2022

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2022 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to Pandemics or other Health Crises

•
Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

•
Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.

•
Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows.

•
Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow.

•
In addition, labor challenges and supply delays and shortages due to a variety of macroeconomic factors, including inflationary pressures, could affect the retail industry.

•
Our success depends on the continued presence and success of our “anchor” tenants.

•
A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful.

•
We may be unable to collect balances due from tenants in bankruptcy.

•
Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases.

•
Compliance with the Americans with Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Supplemental Information i

Risk Factors Related to Real Estate Investments

•
Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income.

•
We face risks associated with development, redevelopment and expansion of properties.

•
We face risks associated with the development of mixed-use commercial properties.

•
We face risks associated with the acquisition of properties.

•
We may be unable to sell properties when desired because of market conditions.

•
Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

•
Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees.

•
Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.

•
Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

•
An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks.

•
An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties.

•
Failure to attract and retain key personnel may adversely affect our business and operations.

•
The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

•
We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued.

•
The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

•
Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings.
•
We depend on external sources of capital, which may not be available in the future on favorable terms or at all.
•
Our debt financing may adversely affect our business and financial condition.
•
Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition.

•
Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.

Supplemental Information ii

•
Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

•
The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

•
Changes in economic and market conditions may adversely affect the market price of our securities.

•
There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

•
If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.

•
Dividends paid by REITs generally do not qualify for reduced tax rates.

•
Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.

•
Legislative or other actions affecting REITs may have a negative effect on us.

•
Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

•
Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control.

•
The issuance of the Company's capital stock may delay or prevent a change in control.

•
Ownership in the Company may be diluted in the future.

Non-GAAP Measures Disclosures

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

•
The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

Supplemental Information iii

•
The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

•
A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•
The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and
•
Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•
Nareit Funds From Operations (Nareit FFO): The Company believes Nareit FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

•
Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•
Core Operating Earnings: The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of Nareit FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Nareit FFO to Core Operating Earnings.

•
Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information iv

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports First Quarter 2022 Results

JACKSONVILLE, Fla. (May 3, 2022) – Regency Centers Corporation (“Regency” or the “Company”) (Nasdaq: REG) today reported financial and operating results for the period ended March 31, 2022 and provided updated guidance for 2022 Nareit FFO. For the three months ended March 31, 2022 and 2021, Net Income was $1.14 per diluted share and $0.47 per diluted share, respectively.

First Quarter 2022 Highlights

•
Reported Nareit FFO of $1.03 per diluted share for the first quarter

•
Raised 2022 Nareit FFO guidance to a range of $3.84 to $3.90 per diluted share

•
Reported that Same Property Net Operating Income (“NOI”) during the first quarter increased 7.8% excluding lease termination fees, and increased 14.9% excluding lease termination fees and prior year collections, over the same period a year ago

•
Increased percent commenced by 30 basis points sequentially to 92.0% and maintained percent leased sequentially at 94.3%, both within the Same Property portfolio, as of March 31, 2022

•
Executed 1.7 million square feet of comparable new and renewal leases during the first quarter at a blended rent spread of +6.5%

•
Started over $50 million of new development and redevelopment projects and completed nearly $9 million of redevelopment projects during the first quarter

•
As of March 31, 2022, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $348 million

•
Completed property acquisitions of $41 million and property dispositions of $138 million during the first quarter, each at Regency’s share

•
Achieved pro-rata net debt-to-operating EBITDAre of 4.9x as of March 31, 2022

Subsequent Highlights

•
On April 1, 2022, completed the acquisition of our partner’s 75% interest in four properties in the RegCal JV portfolio for $88.5 million

•
On April 29, 2022, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.625 per share

Supplemental Information v

“The vibrancy of today’s retail environment is evidenced in our healthy operating trends, including robust leasing activity that is resulting in increased occupancy and growing rents,” said Lisa Palmer, President and Chief Executive Officer. “Our portfolio fundamentals continue to benefit from structural tailwinds supporting our suburban trade areas, while our active investment pipeline is indicative of our positive outlook and reflective of the strength of our balance sheet.”

Financial Results

Net Income

•
For the three months ended March 31, 2022, Net Income Attributable to Common Stockholders (“Net Income”) was $195.2 million, or $1.14 per diluted share, compared to Net Income of $80.7 million, or $0.47 per diluted share, for the same period in 2021.
o
Net Income in the first quarter of 2022 includes gain on sale of real estate of $102 million, or $0.59 per diluted share, primarily related to the sale of Costa Verde Center.

Nareit FFO

•
For the three months ended March 31, 2022, Nareit Funds From Operations (“Nareit FFO”) was $178.2 million, or $1.03 per diluted share, compared to $153.4 million, or $0.90 per diluted share, for the same period in 2021.
o
Nareit FFO in the first quarter of 2022 includes positive uncollectible lease income of $6.7 million at Regency’s share, or $0.04 per diluted share, favorably impacted by the collection of revenues reserved during 2020 and 2021. Additional detail on uncollectible lease income is on page 41 of the first quarter 2022 supplemental package.

o
Nareit FFO in the first quarter of 2022 benefitted from the reversal of straight-line rent reserves of $4.0 million, or $0.02 per diluted share, triggered by the conversion of some cash basis tenants back to accrual basis accounting.

Core Operating Earnings

•
For the three months ended March 31, 2022, Core Operating Earnings was $166.9 million, or $0.97 per diluted share, compared to $146.7 million, or $0.86 per diluted share, for the same period in 2021.

Portfolio Performance

Same Property NOI

•
First quarter 2022 Same Property Net Operating Income (“NOI”), excluding lease termination fees, increased by 7.8% compared to the same period in 2021.

•
First quarter 2022 Same Property Net Operating Income (“NOI”), excluding lease termination fees and prior year collections, increased by 14.9% compared to the same period in 2021.

Leased Occupancy

•
As of March 31, 2022, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 93.9% leased.

•
As of March 31, 2022, Regency’s Same Property portfolio was 94.3% leased, unchanged sequentially and an increase of 170 basis points compared to March 31, 2021.

o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 96.6%, a decline of 30 basis points sequentially.

o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 90.3%, an increase of 40 basis points sequentially.

Supplemental Information vi

•
As of March 31, 2022, Regency’s Same Property portfolio was 92.0% commenced, an increase of 30 basis points sequentially and an increase of 120 basis points compared to March 31, 2021.

Leasing Activity

•
During the three months ended March 31, 2022, Regency executed approximately 1.7 million square feet of comparable new and renewal leases at blended rent spreads of +6.5%.
•
For the trailing twelve months, the Company executed approximately 7.3 million square feet of comparable new and renewal leases at blended rent spreads of +6.8%.

Portfolio Enhancement and Capital Allocation

Developments and Redevelopments

•
During the first quarter, Regency started over $50 million of development and redevelopment projects, at the Company’s share, including Glenwood Green, a 355,000 square feet ground-up development anchored by ShopRite and Target and located in Old Bridge, New Jersey.
•
As of March 31, 2022, Regency’s in-process development and redevelopment projects had estimated net project costs of approximately $348 million and estimated remaining costs to complete of approximately $150 million, each at the Company’s share.

•
During the first quarter, the Company completed redevelopment projects with combined costs of nearly $9 million, at the Company’s share.

Property Transactions

•
During the first quarter of 2022, the Company completed acquisitions for a combined total of $41.1 million at Regency’s share, including Island Village in Bainbridge Island, WA, for $30.7 million, and a 20% joint venture interest in Naperville Plaza in Naperville, IL, for $10.5 million.

•
During the first quarter of 2022, the Company completed the disposition of two properties for a combined total gross sales price of $137.7 million at Regency’s share, including the previously disclosed sale of Costa Verde Centre in San Diego, California for $125 million.

•
Subsequent to quarter-end, the Company completed the acquisition of its partner’s 75% interest in four properties in the RegCal JV portfolio for $88.5 million at Regency’s share.

•
Also subsequent to quarter-end, the RegCal JV closed on the sale of Providence Commons in Charlotte, NC for a gross sale price of $23.1 million, or $5.8 million at Regency’s share.

Balance Sheet

•
During the quarter, Regency completed the refinancing of four properties in an unconsolidated co-investment partnership with individual 10-year secured loans for gross proceeds of $129.0 million, or $51.6 million at Regency’s share, at a blended fixed interest rate of 2.97%.
•
As of March 31, 2022, Regency had full capacity available under its $1.2 billion revolving credit facility.

•
As of March 31, 2022, Regency’s pro-rata net debt-to-operating EBITDAre ratio was 4.9x.

•
Subsequent to quarter end, the Company settled approximately 1.0 million shares under forward sale agreements entered into during 2021 in connection with its ATM program, and received net proceeds of approximately $61 million.

Dividend

•
On April 29, 2022, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.625 per share. The dividend is payable on July 6, 2022, to shareholders of record as of June 15, 2022.

Supplemental Information vii

2022 Guidance

Regency Centers has updated its 2022 guidance, as summarized in the table below. Please refer to the Company’s “Business Update” presentation for additional detail on its guidance, as well as in the first quarter 2022 supplemental package. All materials are posted on the Company’s website at investors.regencycenters.com.

Full Year 2022 Guidance
All figures pro-rata and in thousands, except per share data
	1Q 2022	Current Guidance	Prior Guidance

Net Income Attributable to Common Stockholders per diluted share	$1.14	$2.50 - $2.56	$1.78 - $1.86

Nareit Funds From Operations (“Nareit FFO”) per diluted share	$1.03	$3.84 - $3.90	$3.72 - $3.80

Core Operating Earnings per diluted share (1)	$0.97	$3.65 - $3.71	$3.56 - $3.64

Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees)	7.8%	0% to +1.5%	-1.25% to +0.25%

Same Property Net Operating Income ("SPNOI") Growth (ex. termination fees, ex. Collection of PY Reserves)	14.9%	+3.5% to +5.0%	+2.75% to +4.25%

Collection of Prior Year Reserves (2)	$9,278	+/- $18,000	+/- $13,000

Certain Non-Cash Items (3)	$11,385	+/- $33,500	+/- $28,000
Includes Impact from Reversal of Uncollectible Straight-Line Rent Receivables - as converted (4)	$3,967	$3,967	$0 as converted

Net G&A expense	$21,108	$82,500 - $85,500	$82,500 - $85,500

Net interest expense	$41,566	$165,000 - $166,000	$163,500 - $164,500

Recurring Third Party Fees & Commissions	$6,405	$24,000 - $25,000	$24,000 - $25,000

Development and Redevelopment Spend	$32,493	+/- $150,000	+/- $150,000

Acquisitions	$41,126	+/- $170,000	+/- $30,000
Cap rate (weighted average)	4.9%	+/- 5.6%	+/- 5.0%

Dispositions	$137,704	+/-$210,000	+/-$150,000
Cap rate (weighted average) (5)	2.2%	+/- 3.7%	2.25% - 2.50%

Forward ATM Settlement (gross) (6)	$0	+/- $65,000	+/- $65,000

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark to market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the expected collection in 2022 of revenues reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments.
(4)
Positive impact on Uncollectible Straight-Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, only included in guidance as tenants are converted.
(5)
Weighted average cap rates exclude non-income producing assets; 2022 average cap rates include the sale of Costa Verde in 1Q22 ($125M at a ~1.5% cap rate).
(6)
Subsequent to quarter end, the Company settled all remaining shares under forward sale agreements entered into during 2021 in connection with its ATM program.

Supplemental Information viii

Conference Call Information

To discuss Regency’s first quarter results and provide further business updates, management will host a conference call on Wednesday, May 4, 2022, at 10:00 a.m. ET. Dial-in and webcast information is listed below.

First Quarter 2022 Earnings Conference Call

Date:	Wednesday, May 4, 2022
Time:	10:00 a.m. ET
Dial#:	877-407-0789 or 201-689-8562
Webcast:	investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended March 31, 2022 and 2021	Three Months Ended		Year to Date
	2022	2021	2022	2021
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$195,228	80,656	$195,228	80,656
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	84,130	84,494	84,130	84,494
Gain on sale of real estate	(102,010)	(12,070)	(102,010)	(12,070)
Exchangeable operating partnership units	863	364	863	364
Nareit Funds From Operations	$178,211	153,444	$178,211	153,444

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$178,211	153,444	$178,211	153,444
Adjustments to reconcile to Core Operating Earnings (1):
Certain Non-Cash Items
Straight line rent	(3,478)	(3,429)	(3,478)	(3,429)
Uncollectible straight line rent	(2,383)	2,573	(2,383)	2,573
Above/below market rent amortization, net	(5,392)	(5,980)	(5,392)	(5,980)
Debt premium/discount amortization	(106)	91	(106)	91
Core Operating Earnings	$166,852	146,699	$166,852	146,699

Weighted Average Shares For Diluted Earnings per Share	171,671	170,006	171,671	170,006

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	172,431	170,771	172,431	170,771
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Supplemental Information ix

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata Same Property NOI.

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI – Actual (in thousands)

For the Periods Ended March 31, 2022 and 2021	Three Months Ended		Year to Date
	2022	2021	2022	2021
Net income attributable to common stockholders	$195,228	80,656	$195,228	80,656
Less:
Management, transaction, and other fees	(6,684)	(6,393)	(6,684)	(6,393)
Other(1)	(12,621)	(7,704)	(12,621)	(7,704)
Plus:
Depreciation and amortization	77,842	77,259	77,842	77,259
General and administrative	18,792	21,287	18,792	21,287
Other operating expense	2,173	698	2,173	698
Other (income) expense	(62,716)	23,752	(62,716)	23,752
Equity in income of investments in real estate excluded from NOI (2)	12,388	13,301	12,388	13,301
Net income attributable to noncontrolling interests	1,588	969	1,588	969
NOI	225,990	203,825	225,990	203,825

Less non-same property NOI (3)	(4,730)	(8)	(4,730)	(8)

Same Property NOI	$221,260	203,817	$221,260	203,817

Same Property NOI without Termination Fees	$219,311	203,400	$219,311	203,400

Same Property NOI without Termination Fees or Redevelopments	$192,497	178,736	$192,497	178,736
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its first quarter 2022 supplemental package that may help investors estimate earnings. A copy of the Company’s first quarter 2022 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the period ended March 31, 2022. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

###

Supplemental Information x

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2022 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Supplemental Information xi

Risk Factors

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. In addition, labor challenges and supply delays and shortages due to a variety of macroeconomic factors, including inflationary pressures, could affect the retail industry. Our success depends on the continued presence and success of our “anchor” tenants. A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with the Disabilities Act and fire, safety and other regulations may have a negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly, and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of

Supplemental Information xii

operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us. The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at historical rates.

Risk Factors Relating to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xiii

Summary Financial Information

March 31, 2022

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Financial Results

Net income attributable to common stockholders (page 4)	$195,228	$80,656	$195,228	$80,656
Net income per diluted share	$1.14	$0.47	$1.14	$0.47

Nareit Funds From Operations (Nareit FFO) (page 9)	$178,211	$153,444	$178,211	$153,444
Nareit FFO per diluted share	$1.03	$0.90	$1.03	$0.90

Core Operating Earnings (page 9)	$166,852	$146,699	$166,852	$146,699
Core Operating Earnings per diluted share	$0.97	$0.86	$0.97	$0.86

Same Property NOI without termination fees (page 8)	$219,311	$203,400	$219,311	$203,400
% growth	7.8%		7.8%

Operating EBITDAre (page 9)	$210,620	$190,952	$210,620	$190,952

Dividends declared per share and unit	$0.625	$0.595	$0.625	$0.595
Payout ratio of Core Operating Earnings per share (diluted)	64.4%	69.2%	64.4%	69.2%

Diluted share and unit count

Weighted average shares (diluted) - Net income	171,671	170,006	171,671	170,006
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	172,431	170,771	172,431	170,771

_________________________________________________________________________________________________

	As of	As of	As of	As of
	3/31/2022	12/31/2021	12/31/2020	12/31/2019
Capital Information

Market price per common share	$71.34	$75.35	$45.59	$63.09

Common shares outstanding	171,373	171,213	169,680	167,571
Exchangeable units held by noncontrolling interests	760	760	765	746

Common shares and equivalents issued and outstanding	172,133	171,973	170,445	168,317

Market equity value of common and convertible shares	$12,279,940	$12,958,170	$7,770,596	$10,619,161

Outstanding debt	$4,248,784	$4,235,735	$4,457,742	$4,445,591
Less: cash	(178,730)	(95,027)	(378,450)	(115,562)
Net debt	$4,070,054	$4,140,708	$4,079,292	$4,330,029

Total market capitalization	$16,349,994	$17,098,878	$11,849,888	$14,949,190

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	4.9x	5.1x	6.0x	5.4x
Fixed charge coverage	4.6x	4.5x	3.6x	4.3x

Supplemental Information 1

Summary Real Estate Information

March 31, 2022

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of properties	406	405	402	403	406
Number of retail operating properties	402	401	396	396	399
Number of same properties	393	393	394	394	397
Number of properties in redevelopment	6	7	9	10	10
Number of properties in development (1)	3	2	3	3	3

Gross Leasable Area (GLA) - All properties	51,283	51,164	50,600	50,901	51,639
GLA including retailer-owned stores - All properties	55,030	54,910	54,270	54,571	55,588
GLA - Retail operating properties	50,753	50,885	50,079	50,234	50,975
GLA - Same properties	49,553	49,759	49,829	49,984	50,724
GLA - Properties in redevelopment (2)	2,315	2,476	2,758	3,016	2,849
GLA - Properties in development (1)	530	175	281	281	281

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	42,805	42,646	42,030	41,709	42,001
GLA including retailer-owned stores - All properties	46,551	46,393	45,700	45,379	45,950
GLA - Retail operating properties	42,274	42,367	41,562	41,169	41,462
GLA - Same properties (3)	41,220	41,278	41,282	41,435	41,432
Spaces > 10,000 sf (3)	25,721	25,720	25,731	25,878	25,905
Spaces < 10,000 sf (3)	15,499	15,558	15,551	15,556	15,527
GLA - Properties in redevelopment (2)	2,315	2,476	2,657	2,915	2,748
GLA - Properties in development (1)	530	175	228	228	228

% leased - All properties	93.9%	94.1%	93.4%	92.5%	92.2%
% leased - Retail operating properties	94.3%	94.2%	93.7%	92.8%	92.5%
% leased - Same properties (3)	94.3%	94.3%	93.8%	92.9%	92.6%
Spaces > 10,000 sf (3)	96.6%	96.9%	96.5%	95.4%	95.1%
Spaces < 10,000 sf (3)	90.3%	89.9%	89.4%	88.8%	88.3%
Average % leased - Same properties (3)	94.2%	93.2%	93.0%	92.7%	92.7%
% commenced - Same properties (3) (4)	92.0%	91.7%	91.5%	90.9%	90.8%

Same property NOI growth - YTD (see page 8)	8.6%	15.8%	16.1%	12.1%	-2.4%
Same property NOI growth without termination fees - YTD (see page 8)	7.8%	16.2%	16.4%	12.8%	-1.6%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	7.7%	16.1%	16.2%	13.0%	-1.6%
Rent spreads - Trailing 12 months (5) (see page 19)	6.8%	5.5%	2.3%	1.2%	1.2%

(1)
Includes current ground-up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Amounts may not foot due to rounding.

Supplemental Information 2

Consolidated Balance Sheets

March 31, 2022 and December 31, 2021

(in thousands)

	2022	2021
	(unaudited)
Assets:
Net real estate investments:
Real estate assets at cost	$11,567,492	$11,495,581
Less: accumulated depreciation	2,235,869	2,174,963
	9,331,623	9,320,618
Investments in real estate partnerships	357,998	372,591
Net real estate investments	9,689,621	9,693,209

Properties held for sale	2,354	25,574
Cash, cash equivalents, and restricted cash	178,730	95,027
Tenant and other receivables (1)	151,852	153,091
Deferred leasing costs, net	64,954	65,741
Acquired lease intangible assets, net	205,333	212,707
Right of use assets	279,892	280,783
Other assets	267,428	266,431

Total assets	$10,840,164	$10,792,563

Liabilities and Equity:
Liabilities:
Notes payable	$3,716,717	$3,718,944

Accounts payable and other liabilities	278,265	322,271
Acquired lease intangible liabilities, net	362,890	363,276
Lease liabilities	215,705	215,788
Tenants' security, escrow deposits, and prepaid rent	60,895	62,352
Total liabilities	4,634,472	4,682,631

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,714	1,712
Additional paid in capital	7,858,933	7,860,700
Accumulated other comprehensive loss	(1,764)	(10,227)
Distributions in excess of net income	(1,726,556)	(1,814,814)
Total stockholders' equity	6,132,327	6,037,371
Noncontrolling Interests:
Exchangeable operating partnership units	35,876	35,447
Limited partners' interest	37,489	37,114
Total noncontrolling interests	73,365	72,561
Total equity	6,205,692	6,109,932

Total liabilities and equity	$10,840,164	$10,792,563
(1)
For additional details, see page 41.

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended March 31, 2022 and 2021

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Revenues:
Lease income (1)	$293,645	266,357	$293,645	266,357
Other property income	3,104	1,953	3,104	1,953
Management, transaction, and other fees	6,684	6,393	6,684	6,393
Total revenues	303,433	274,703	303,433	274,703

Operating Expenses:
Depreciation and amortization	77,842	77,259	77,842	77,259
Operating and maintenance	46,461	45,582	46,461	45,582
General and administrative	18,792	21,287	18,792	21,287
Real estate taxes	36,869	36,166	36,869	36,166
Other operating expense	2,173	698	2,173	698
Total operating expenses	182,137	180,992	182,137	180,992

Other Expense (Income):
Interest expense, net	36,738	36,936	36,738	36,936
Gain on sale of real estate, net of tax	(101,948)	(11,698)	(101,948)	(11,698)
Net investment loss (income)	2,494	(1,486)	2,494	(1,486)
Total other (income) expense	(62,716)	23,752	(62,716)	23,752

Income from operations before equity in income of
investments in real estate partnerships	184,012	69,959	184,012	69,959

Equity in income of investments in real estate partnerships	12,804	11,666	12,804	11,666

Net income	196,816	81,625	196,816	81,625

Noncontrolling Interests:
Exchangeable operating partnership units	(863)	(364)	(863)	(364)
Limited partners' interests in consolidated partnerships	(725)	(605)	(725)	(605)
Income attributable to noncontrolling interests	(1,588)	(969)	(1,588)	(969)

Net income attributable to common stockholders	$195,228	80,656	$195,228	80,656
(1)
For additional details, see page 41 .

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended March 31, 2022 and 2021

(in thousands)

		Three Months Ended		Year to Date
		2022	2021	2022	2021
	Revenues:
*	Base rent	$199,252	188,480	$199,252	188,480
*	Recoveries from tenants	67,774	62,597	67,774	62,597
*	Percentage rent	4,948	3,366	4,948	3,366
*	Termination Fees	1,490	337	1,490	337
*	Uncollectible lease income	6,146	2,275	6,146	2,275
*	Other lease income	2,335	2,425	2,335	2,425
	Straight line rent on lease income	6,011	881	6,011	881
	Above/below market rent amortization	5,689	5,996	5,689	5,996
	Lease income (1)	293,645	266,357	293,645	266,357

*	Other property income	3,104	1,953	3,104	1,953

	Property management fees	3,618	3,771	3,618	3,771
	Asset management fees	1,755	1,715	1,755	1,715
	Leasing commissions and other fees	1,311	907	1,311	907
	Management, transaction, and other fees	6,684	6,393	6,684	6,393

	Total revenues	303,433	274,703	303,433	274,703

	Operating Expenses:
	Depreciation and amortization (including FF&E)	77,842	77,259	77,842	77,259

*	Operating and maintenance	42,660	40,188	42,660	40,188
*	Ground rent	3,008	2,789	3,008	2,789
*	Termination expense	-	1,749	-	1,749
	Straight line rent on ground rent	406	436	406	436
	Above/below market ground rent amortization	387	420	387	420
	Operating and maintenance	46,461	45,582	46,461	45,582

	Gross general & administrative	19,251	20,128	19,251	20,128
	Stock-based compensation	4,208	2,479	4,208	2,479
	Capitalized direct development compensation costs	(2,411)	(2,459)	(2,411)	(2,459)
	General & administrative, net	21,048	20,148	21,048	20,148
	Loss on deferred compensation plan (2)	(2,256)	1,139	(2,256)	1,139
	General & administrative	18,792	21,287	18,792	21,287

*	Real estate taxes	36,869	36,166	36,869	36,166

	Other expenses	2,008	532	2,008	532
	Development pursuit costs	165	166	165	166
	Other operating expenses	2,173	698	2,173	698

	Total operating expenses	182,137	180,992	182,137	180,992

	Other Expense (Income):
	Gross interest expense	36,293	35,774	36,293	35,774
	Derivative amortization	109	109	109	109
	Debt cost amortization	1,390	1,979	1,390	1,979
	Debt premium/discount amortization	(115)	81	(115)	81
	Capitalized interest	(796)	(849)	(796)	(849)
	Interest income	(143)	(158)	(143)	(158)
	Interest expense, net	36,738	36,936	36,738	36,936

	Gain on sale of real estate, net of tax	(101,948)	(11,698)	(101,948)	(11,698)
	Net investment loss (income) (2)	2,494	(1,486)	2,494	(1,486)

	Total other (income) expense	(62,716)	23,752	(62,716)	23,752

* Component of Net Operating Income

(1)
For additional details, see page 41.
(2)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

March 31, 2022 and December 31, 2021

(in thousands)

	Noncontrolling Interests		Share of JVs
	2022	2021	2022	2021
Assets:
Real estate assets at cost	$(87,706)	(87,578)	$1,272,612	1,280,979
Less: accumulated depreciation	(17,888)	(17,396)	439,803	441,893
Net real estate investments	(69,818)	(70,182)	832,809	839,086

Cash, cash equivalents, and restricted cash	(2,665)	(2,669)	18,455	16,179
Tenant and other receivables (1)	(2,156)	(2,158)	22,712	23,899
Deferred leasing costs, net	(1,270)	(1,278)	14,857	14,764
Acquired lease intangible assets, net	(366)	(392)	6,232	5,566
Right of use assets	(1,610)	(1,613)	5,211	5,266
Other assets	(203)	(66)	23,644	21,381

Total assets	$(78,088)	(78,358)	$923,920	926,141

Liabilities:
Notes payable	$(36,140)	(36,290)	$532,067	516,791
Accounts payable and other liabilities	(2,113)	(2,577)	20,420	22,741
Acquired lease intangible liabilities, net	(110)	(117)	5,898	5,884
Lease liabilities	(1,921)	(1,912)	4,309	4,325
Tenants' security, escrow deposits, and prepaid rent	(315)	(348)	3,228	3,809

Total liabilities	$(40,599)	(41,244)	$565,922	553,550
(1)
For additional details, see page 41.

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended March 31, 2022 and 2021

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2022	2021	2022	2021	2022	2021	2022	2021
	Revenues:
*	Base rent	$(1,987)	(1,827)	$(1,987)	(1,827)	$24,776	26,076	$24,776	26,076
*	Recoveries from tenants	(537)	(554)	(537)	(554)	8,525	8,686	8,525	8,686
*	Percentage rent	(1)	-	(1)	-	571	445	571	445
*	Termination Fees	-	(1)	-	(1)	459	91	459	91
*	Uncollectible lease income	(13)	(69)	(13)	(69)	549	155	549	155
*	Other lease income	(32)	(31)	(32)	(31)	301	339	301	339
	Straight line rent on lease income	(39)	(8)	(39)	(8)	324	387	324	387
	Above/below market rent amortization	(2)	(7)	(2)	(7)	102	421	102	421
	Lease income (1)	(2,611)	(2,497)	(2,611)	(2,497)	35,607	36,600	35,607	36,600

*	Other property income	(3)	(3)	(3)	(3)	126	(55)	126	(55)

	Asset management fees	-	-	-	-	(279)	(268)	(279)	(268)
	Management, transaction, and other fees	-	-	-	-	(279)	(268)	(279)	(268)

	Total revenues	(2,614)	(2,500)	(2,614)	(2,500)	35,454	36,277	35,454	36,277

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(645)	(692)	(645)	(692)	7,422	8,502	7,422	8,502

*	Operating and maintenance	(492)	(445)	(492)	(445)	5,599	5,955	5,599	5,955
*	Ground rent	(29)	(27)	(29)	(27)	68	89	68	89
	Straight line rent on ground rent	(15)	(16)	(15)	(16)	30	30	30	30
	Above/below market ground rent amortization	-	-	-	-	10	10	10	10
	Operating and maintenance	(536)	(488)	(536)	(488)	5,707	6,084	5,707	6,084

	General & administrative, net	-	-	-	-	60	110	60	110

*	Real estate taxes	(338)	(330)	(338)	(330)	4,448	4,726	4,448	4,726

	Other expenses	(32)	(35)	(32)	(35)	246	244	246	244
	Development pursuit costs	-	-	-	-	1	-	1	-
	Other operating expenses	(32)	(35)	(32)	(35)	247	244	247	244

	Total operating expenses	(1,551)	(1,545)	(1,551)	(1,545)	17,884	19,666	17,884	19,666

	Other Expense (Income):
	Gross interest expense	(328)	(336)	(328)	(336)	4,641	5,120	4,641	5,120
	Debt cost amortization	(10)	(14)	(10)	(14)	178	187	178	187
	Debt premium/discount amortization	-	-	-	-	9	10	9	10
	Interest expense, net	(338)	(350)	(338)	(350)	4,828	5,317	4,828	5,317

	Gain on sale of real estate	-	-	-	-	(62)	(372)	(62)	(372)

	Total other expense (income)	(338)	(350)	(338)	(350)	4,766	4,945	4,766	4,945

* Component of Net Operating Income

(1)
For additional details, see page 41.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended March 31, 2022 and 2021

(in thousands)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$218,187	212,428	$218,187	212,428
Recoveries from tenants	74,257	70,757	74,257	70,757
Percentage rent	5,498	3,814	5,498	3,814
Termination fees	1,949	417	1,949	417
Uncollectible lease income	6,757	1,731	6,757	1,731
Other lease income	2,602	2,693	2,602	2,693
Other property income	2,396	1,293	2,396	1,293
Total real estate revenues	311,646	293,133	311,646	293,133

Real Estate Operating Expenses:
Operating and maintenance	47,520	46,015	47,520	46,015
Real estate taxes	39,953	40,362	39,953	40,362
Ground rent	2,913	2,939	2,913	2,939
Total real estate operating expenses	90,386	89,316	90,386	89,316

Same Property NOI	$221,260	203,817	$221,260	203,817
% change	8.6%		8.6%

Same Property NOI without Termination Fees	$219,311	203,400	$219,311	203,400
% change	7.8%		7.8%

Same Property NOI without Termination Fees or Redevelopments	$192,497	178,736	$192,497	178,736
% change	7.7%		7.7%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net income attributable to common stockholders	$195,228	80,656	$195,228	80,656
Less:
Management, transaction, and other fees	(6,684)	(6,393)	(6,684)	(6,393)
Other (1)	(12,621)	(7,704)	(12,621)	(7,704)
Plus:
Depreciation and amortization	77,842	77,259	77,842	77,259
General and administrative	18,792	21,287	18,792	21,287
Other operating expense	2,173	698	2,173	698
Other (income) expense	(62,716)	23,752	(62,716)	23,752
Equity in income of investments in real estate excluded from NOI (2)	12,388	13,301	12,388	13,301
Net income attributable to noncontrolling interests	1,588	969	1,588	969
NOI	225,990	203,825	225,990	203,825

Less non-same property NOI (3)	(4,730)	(8)	(4,730)	(8)

Same Property NOI	$221,260	203,817	$221,260	203,817
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures

For the Periods Ended March 31, 2022 and 2021

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2022	2021	2022	2021

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Stockholders	$195,228	80,656	$195,228	80,656
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	84,130	84,494	84,130	84,494
Gain on sale of real estate	(102,010)	(12,070)	(102,010)	(12,070)
Exchangeable operating partnership units	863	364	863	364
Nareit Funds From Operations	$178,211	153,444	$178,211	153,444

Nareit FFO per share (diluted)	$1.03	0.90	$1.03	0.90
Weighted average shares (diluted)	172,431	170,771	172,431	170,771

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$178,211	153,444	$178,211	153,444
Adjustments to reconcile to Core Operating Earnings (1):
Certain Non Cash Items
Straight line rent	(3,478)	(3,429)	(3,478)	(3,429)
Uncollectible straight line rent	(2,383)	2,573	(2,383)	2,573
Above/below market rent amortization, net	(5,392)	(5,980)	(5,392)	(5,980)
Debt premium/discount amortization	(106)	91	(106)	91
Core Operating Earnings	$166,852	146,699	$166,852	146,699

Core Operating Earnings per share (diluted)	$0.97	0.86	$0.97	0.86
Weighted average shares (diluted)	172,431	170,771	172,431	170,771

Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$196,816	81,625	$196,816	81,625
Adjustments to reconcile to Nareit EBITDAre (2):
Interest expense	41,709	42,411	41,709	42,411
Income tax expense	120	60	120	60
Depreciation and amortization	85,264	85,761	85,264	85,761
Gain on sale of real estate	(102,010)	(12,070)	(102,010)	(12,070)
Nareit EBITDAre	$221,899	197,787	$221,899	197,787

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$221,899	197,787	$221,899	197,787
Adjustments to reconcile to Operating EBITDAre (2):
Straight line rent, net	(5,885)	(848)	(5,885)	(848)
Above/below market rent amortization, net	(5,394)	(5,987)	(5,394)	(5,987)
Operating EBITDAre	$210,620	190,952	$210,620	190,952
(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information 9

Capital Expenditures and Additional Disclosures

For the Periods Ended March 31, 2022 and 2021

(in thousands)

	Three Months Ended		Year to Date
	2022	2021	2022	2021
Capital Expenditures:

Operating Properties (1)
Tenant allowance and landlord work	$9,895	5,666	$9,895	5,666
Leasing commissions	2,914	2,279	2,914	2,279
Leasing Capital Expenditures	12,809	7,945	12,809	7,945

Building improvements	6,230	1,751	6,230	1,751
Operating Capital Expenditures	$19,039	9,696	$19,039	9,696

Development & Redevelopment Properties (1)
Ground-up development	$16,429	4,361	$16,429	4,361
Redevelopment	16,064	18,656	16,064	18,656
Development & Redevelopment Expenditures	$32,493	23,017	$32,493	23,017

Additional Disclosures:

Other Non Cash Expense (2)
Derivative amortization	$110	109	$110	109
Debt cost amortization	1,557	2,152	1,557	2,152
Stock-based compensation	4,208	2,479	4,208	2,479
Other Non Cash Expense	$5,875	4,740	$5,875	4,740
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.
(2)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

Supplemental Information 10

Summary of Consolidated Debt

March 31, 2022 and December 31, 2021

(in thousands)

Total Debt Outstanding:	3/31/2022	12/31/2021
Notes Payable:
Fixed rate mortgage loans	$466,712	$469,953
Variable-rate mortgage loans	4,918	5,000
Fixed rate unsecured public debt	3,051,362	3,050,632
Fixed rate unsecured private debt	193,725	193,359
Total	$3,716,717	$3,718,944

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2022	$8,542	5,848	-	14,390	7.68%
2023	9,695	59,376	-	69,071	3.35%
2024	4,849	90,742	250,000	345,591	3.70%
2025	3,732	45,000	250,000	298,732	3.75%
2026	3,922	88,000	200,000	291,922	3.83%
2027	3,788	137,915	525,000	666,703	3.66%
2028	2,799	170	300,000	302,969	4.13%
2029	22	146	425,000	425,168	2.95%
2030	24	-	600,000	600,024	3.70%
2031	26	-	-	26	0.00%
>10 years	2	3	725,000	725,005	4.56%
Unamortized debt premium/(discount), net of issuance costs	-	7,029	(29,913)	(22,884)
	$37,401	434,229	3,245,087	3,716,717	3.83%

Percentage of Total Debt:	3/31/2022	12/31/2021
Fixed	99.9%	99.1%
Variable	0.1%	0.9%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.8%	3.8%
Variable	1.7%	1.6%
Combined	3.8%	3.8%

Current Weighted Average Effective Interest Rate:(3)
Combined	4.0%	4.1%

Average Years to Maturity:
Fixed	9.4	9.6
Variable	3.0	1.2
(1)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(2)
Interest rates are calculated as of the quarter end.
(3)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

March 31, 2022 and December 31, 2021

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	3/31/2022	12/31/2021
Secured Debt - Fixed Rate Mortqaqe Loans
John Hancock Life Insurance Company	Kirkwood Commons	7.68%			10/01/22	$6,283	$6,495
Wells Fargo	Hewlett I	4.41%			01/06/23	9,015	9,061
TD Bank	Black Rock Shopping Center	2.80%			04/01/23	18,932	19,029
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	1,734	2,066
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	1,709	1,789
TD Bank	Brickwalk Shopping Center	3.19%			11/01/23	31,607	31,763
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	6,093	6,801
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	82,107	82,531
Ellis Partners	Pruneyard	4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	16,700
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	26,000
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	10,200
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	22,300
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	13,800
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	16,000
PNC Bank	Fellsway Plaza	4.07%			06/02/27	35,876	36,019
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	5,426	5,606
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	5,574	5,751
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	9,856	10,145
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	189	192
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						7,111	7,505
Total Fixed Rate Mortgage Loans		3.83%		3.50%		$466,712	$469,953

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	$250,000	$250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.865%	(2)		03/23/25	-	-
Unamortized debt discount and issuance costs						(29,913)	(31,009)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,245,087	$3,243,991

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	SOFR + 1.40%			03/28/25	$5,000	$5,000
Unamortized debt discount and issuance costs						(82)	-
Total Variable Rate Mortgage Loans		1.69%		1.70%		$4,918	$5,000

Total		3.83%		4.03%		$3,716,717	$3,718,944
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

March 31, 2022

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	26%	27%	27%	27%	28%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	3%	3%	4%	3%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.6x	5.5x	5.1x	4.6x	4.3x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	394%	388%	383%	375%	366%

Ratios:		3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Consolidated Only

Net debt to total market capitalization		22.4%	21.9%	22.6%	23.5%	26.6%
Net debt to real estate assets, before depreciation		29.7%	30.4%	28.9%	29.2%	30.3%
Net debt to total assets, before depreciation		27.4%	28.1%	26.8%	27.0%	28.0%

Net debt to Operating EBITDAre - TTM		4.4x	4.6x	4.5x	4.7x	5.3x
Fixed charge coverage		5.2x	5.1x	4.8x	4.4x	4.0x
Interest coverage		5.6x	5.5x	5.2x	4.8x	4.3x

Unsecured assets to total real estate assets		89.5%	89.4%	88.7%	89.7%	89.7%
Unsecured NOI to total NOI - TTM		90.8%	90.6%	89.8%	90.7%	90.5%
Unencumbered assets to unsecured debt		318%	318%	309%	307%	307%

Total Pro-Rata Share

Net debt to total market capitalization		24.9%	24.2%	25.2%	26.3%	29.4%
Net debt to real estate assets, before depreciation		31.7%	32.3%	30.9%	31.3%	32.2%
Net debt to total assets, before depreciation		29.3%	29.8%	28.6%	28.9%	29.7%

Net debt to Operating EBITDAre - TTM		4.9x	5.1x	5.0x	5.3x	5.9x
Fixed charge coverage		4.6x	4.5x	4.2x	3.9x	3.6x
Interest coverage		5.0x	4.9x	4.7x	4.3x	3.9x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information 13

Summary of Unconsolidated Debt

March 31, 2022 and December 31, 2021

(in thousands)

Total Debt Outstanding:	3/31/2022	12/31/2021
Mortgage loans payable:
Fixed rate secured loans	$1,394,998	$1,345,904
Variable rate secured loans	91,676	91,663
Unsecured credit facilities variable rate	7,300	7,300
Total	$1,493,974	$1,444,867

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2022	$5,106	64,843	7,300	77,249	26,473	3.96%
2023	3,194	263,431	-	266,625	97,275	4.02%
2024	2,205	33,690	-	35,895	14,298	3.88%
2025	3,433	137,000	-	140,433	42,567	3.57%
2026	3,807	125,255	-	129,062	42,211	3.62%
2027	3,802	32,800	-	36,602	12,420	2.64%
2028	3,235	83,596	-	86,831	27,177	4.03%
2029	2,724	60,000	-	62,724	12,959	4.34%
2030	1,860	179,317	-	181,177	70,399	2.88%
2031	370	352,240	-	352,610	137,070	3.14%
>10 Years	1,004	134,497	-	135,501	52,900	3.09%
Unamortized debt premium/(discount) and issuance costs (2)	-	(10,735)	-	(10,735)	(3,682)
	$30,740	1,455,934	7,300	1,493,974	532,067	3.49%

Percentage of Total Debt:	3/31/2022	12/31/2021
Fixed	93.4%	93.2%
Variable	6.6%	6.8%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.6%	3.7%
Variable	2.6%	2.5%
Combined	3.5%	3.6%

Current Weighted Average Effective Interest Rates:(2)
Combined	3.6%	3.7%

Average Years to Maturity:
Fixed	6.2	5.6
Variable	1.0	0.3
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

March 31, 2022

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	3/31/2022	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,273	$543,377	$265,919	20.00%	$53,184	$49,337	$1,078
(JV-CCV)	1	559	95,030	74,755	30.00%	22,426	5,546	266
	21	2,832	638,407	340,674
GRI
(JV-GRI)	66	8,427	1,501,808	971,500	40.00%	388,600	131,269	9,373

CalSTRS
(JV-RC) (1)	6	614	103,466	-	25.00%	-	25,049	626

NYSCRF
(JV-NYC)	2	281	82,280	46,460	30.00%	13,938	11,868	266

Publix
(JV-O)	2	211	25,396	-	50.00%	-	12,596	440

Individual Investors
Ballard Blocks	2	249	129,397	-	49.90%	-	63,865	274
Town and Country Center	1	230	207,725	91,676	35.00%	32,086	39,373	186
Others	3	352	91,046	43,664	31% - 50%	21,833	19,095	295

	103	13,196	$2,779,525	$1,493,974		$532,067	$357,998	$12,804
(1)
On April 1, 2022, Regency completed the purchase of its partner's 75% interest in four of the six properties held in the portfolio for $88.5 million, net of cash assumed. Additionally, one of the remaining properties was sold to a third party in April 2022.

Supplemental Information 15

Property Transactions

March 31, 2022

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Mar-22	Naperville Plaza	Oregon (20%)	Chicago, IL	115	$10,476		Trader Joe's, Casey's Foods, Oswald Pharmacy
Mar-22	Island Village		Seattle, WA	106	30,650		Safeway, Rite Aid
	Property Total			221	$41,126	4.9%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
Jan-22	Costa Verde Center		San Diego, CA	179	$125,000		Bristol Farms
Mar-22	Valley Centre	GRI (40%)	Baltimore, MD	220	12,704		Aldi, Michael's, PetSmart, TJ Maxx, Ross Dress for Less, Surplus Furniture & Mattress
	Property/Outparcel(s) Total			399	$137,704	2.2% (1)

	Non-Income Producing Land Total				$950

Note: Retailers in parenthesis are shadow anchors and not a part of the owned property.

(1)
Weighted average cap rate includes the sale of Costa Verde for $125M at a ~1.5% cap rate.

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

March 31, 2022

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG'S Est Net Project Costs	% of Costs Incurred	Stabilized Yield(c)
Ground-up Developments			382	67%				$90,673	51%	7% +/-
Carytown Exchange - Phase I & II (2)(3)	Richmond, VA	Publix	74	71%	Q4-2018	2H-2020	2023	29,223	77%	6 - 7%
East San Marco (2)	Jacksonville, FL	Publix	59	88%	Q4-2020	2H-2022	2024	19,519	66%	7 - 8%
Glenwood Green (2)(3)	Old Bridge, NJ	ShopRite/Target	248	61%	Q1-2022	2H-2023	2025	41,931	25%	6 - 7%
Redevelopments			3,227	90%				$257,592	59%	7 - 8%
The Crossing Clarendon (4)	Metro DC	Life Time	129	97%	Q4-2018	1H-2022	2024	57,048	65%	8% +/-
The Abbot	Boston, MA	Retail/Office Users	65	46%	Q2-2019	2H-2022	2023	58,116	74%	8 - 9%
Sheridan Plaza	Hollywood, FL	Publix, Burlington	507	94%	Q3-2019	2H-2020	2022	12,115	89%	9 - 10%
Preston Oaks (2)	Dallas, TX	H.E.B.	102	83%	Q4-2020	1H-2021	2023	22,327	69%	6% +/-
Serramonte Center	San Francisco, CA	Macy's/Target/Dick's Sporting Goods/ Ross/Nordstrom Rack	1,075	88%	Q4-2020	2H-2021	2026	55,000	57%	5% +/-
Westbard Square Phase I (4)(5)	Bethesda, MD	Giant	123	57%	Q2-2021	2H-2023	2025	37,038	22%	6% +/-
Various Redevelopments (est costs < $10 million individually)			1,227	95%				15,948	34%	9% +/-
Total In-Process (In Construction)			3,608	87%				$348,265	57%	7 - 8%

In Process Development and Redevelopment Descriptions
Ground-up Developments
Carytown Exchange - Phase I & II

Located in Richmond's most desirable retail corridor, Carytown is a ground-up development anchored by Publix and complemented by street retail and structured parking. The Publix, Shop Bldg B, Shop Bldg E, and structured parking are now complete. Phase II commenced in 2Q21, and includes further value creation in the form of two additional multi-tenant buildings (Shop Bldgs A & C) totaling 36k SF.

East San Marco

Located in one of the most desirable areas of Jacksonville, FL, East San Marco is an infill ground-up retail development anchored by Publix. In addition, an adjacent parcel sold in August 2021 to a residential builder for housing.

Glenwood Green

Located in Old Bridge, NJ and situated on Route 9, Glenwood Green is a 350k SF ground-up development anchored by Target, ShopRite and a medical office building. The project is located 30 miles south of New York City and will serve as the retail hub of a new 250-acre master planned community.

Redevelopments
The Crossing Clarendon

Redevelopment of vacant, four-story, 1960's-era office building into a modern 130k SF mixed-use "Loft" building to complement the existing dominant, mixed-use center in Arlington, VA. The building will include ground floor retail and 110k SF of space leased to high-end health club Life Time.

The Abbot	Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Sheridan Plaza	Repositioning with addition of Burlington, façade renovations and other placemaking enhancements.
Preston Oaks

Redevelopment includes substantial rebuild following tornado damage of a 101k SF, anchored by H.E.B. Central Market shopping center, and located in Dallas, TX. Redevelopment spend is reimbursable through insurance proceeds.

Serramonte Center

Redevelopment includes continued enhancement of a Class A mall in a premier location that includes the addition of new retail that will augment the evolving merchandising mix, redevelopment of the former J.C. Penney space, and additional redevelopment considerations in the northwest portion of the site. Redevelopment represents multiple phases occurring over approximately 4 years, with expected stabilization around 2026.

Westbard Square Phase I

Existing property includes a Giant-anchored retail center, a 3-level office building, 2 gas stations, and a vacant senior housing building. Phase I of the redevelopment will include construction of a 123k SF retail building anchored by a 70k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See page 18 for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

March 31, 2022

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA	Center % Leased	Project Start	Est Initial Rent Commencement(a)	Est Stabilization Year(b)	REG's Est Net Project Costs	% of Costs Incurred	Stabilized Yield(c)
Ground-up Developments
None
Redevelopments		243	96%				$8,916	90%	7%
Various Redevelopments (est costs < $10 million individually)		243	96%				8,916	90%	7%
Total Completions		243	96%				$8,916	90%	7%
(1)
Scope, economics and timing of development and redevelopment projects could change materially from estimates provided.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
GLA, % Leased, and estimated costs for Carytown and Glenwood Green represents Regency's pro-rata share of 64% and 70%, respectively.
(4)
GLA and % Leased for The Crossing Clarendon represents the Loft building only, and Westbard Square Phase I represents phase I only.
(5)
Westbard's estimated costs are net of expected land sale proceeds of $50m. Combined net project costs for phase I and future phases are expected to be $110m - $120m with an incremental yield of 6% - 7%. Future phase(s) will include ~200 units of apartments, 44k SF of additional retail, and ~100 for-sale townhomes.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $379,613 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 59% for Ground-up Developments and Redevelopments In-Process.

(a)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)
Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

Supplemental Information 18

Leasing Statistics

March 31, 2022

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2022	377	1,688	$25.00	6.5%	5.5	$3.82
4th Quarter 2021	400	1,753	27.44	12.9%	6.1	5.19
3rd Quarter 2021	421	2,019	24.06	5.1%	5.9	5.68
2nd Quarter 2021	432	1,881	25.11	2.7%	5.8	5.21
Total - 12 months	1,630	7,341	$25.35	6.8%	5.8	$5.01

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2022	88	230	$31.77	8.1%	8.3	$22.94
4th Quarter 2021	111	414	28.66	45.6%	8.0	18.14
3rd Quarter 2021	107	282	30.77	0.8%	8.0	29.47
2nd Quarter 2021	116	320	29.80	-0.2%	8.6	25.38
Total - 12 months	422	1,246	$29.96	13.6%	8.2	$23.41

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2022	289	1,458	$24.00	6.2%	5.1	$1.00
4th Quarter 2021	289	1,339	27.01	4.1%	5.4	0.65
3rd Quarter 2021	314	1,737	22.85	6.2%	5.6	1.41
2nd Quarter 2021	316	1,561	24.04	3.6%	5.1	0.62
Total - 12 months	1,208	6,095	$24.34	5.1%	5.3	$0.95

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2022	452	2,103	$25.86		5.7	$7.53
4th Quarter 2021	483	2,208	27.55		6.5	13.62
3rd Quarter 2021	501	2,420	23.25		6.7	8.48
2nd Quarter 2021	527	2,147	25.34		5.7	7.46
Total - 12 months	1,963	8,878	$25.44		6.2	$9.36

Notes:

•
Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.
•
Excludes Non-Retail Properties.
•
Tenant Allowance and Landlord Work / Sq. Ft. for 3rd Quarter 2021 has been updated for inclusion of revised expectations on capital commitments for a New Leasing transaction.

Supplemental Information 19

Annual Base Rent by State

March 31, 2022

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	70	9,031	93.7%	$246,975	$29.02	17.2%	21.1%	26.3%
Florida	96	11,041	93.8%	202,439	19.50	23.6%	25.8%	21.5%
Texas	30	3,499	96.9%	69,409	20.42	7.4%	8.2%	7.4%
New York	16	1,805	94.0%	59,776	35.21	3.9%	4.2%	6.4%
Virginia	21	1,668	91.5%	44,824	28.73	5.2%	3.9%	4.8%
Georgia	22	2,127	93.1%	44,578	22.66	5.4%	5.0%	4.7%
Connecticut	15	1,526	90.8%	35,779	25.59	3.7%	3.6%	3.8%
Washington	17	1,267	97.4%	33,781	27.43	4.2%	3.0%	3.6%
North Carolina	18	1,613	93.6%	33,010	21.58	4.4%	3.8%	3.5%
Illinois	10	1,338	95.8%	25,047	20.29	2.5%	3.1%	2.7%
Massachusetts	8	897	94.5%	24,067	28.28	2.0%	2.1%	2.6%
Colorado	19	1,404	94.5%	21,437	16.05	4.7%	3.3%	2.3%
Ohio	8	1,217	92.6%	15,849	13.25	2.0%	2.8%	1.7%
Maryland	11	601	98.0%	15,591	28.04	2.7%	1.4%	1.7%
Oregon	8	779	95.8%	15,215	20.27	2.0%	1.8%	1.6%
Pennsylvania	9	594	91.3%	14,584	26.35	2.2%	1.4%	1.6%
New Jersey	6	688	78.0%	11,548	21.51	1.5%	1.6%	1.2%
Indiana	3	335	96.0%	5,441	16.95	0.7%	0.8%	0.6%
Tennessee	3	314	98.3%	5,320	17.03	0.7%	0.7%	0.6%
Missouri	4	408	99.5%	4,462	10.98	1.0%	1.0%	0.5%
Delaware	2	254	92.8%	4,086	17.33	0.5%	0.6%	0.4%
Minnesota	5	205	98.0%	3,606	17.93	1.2%	0.5%	0.4%
South Carolina	2	83	98.7%	2,052	25.06	0.5%	0.2%	0.2%
Washington, D.C.	2	12	93.5%	914	78.62	0.5%	0.0%	0.1%
Michigan	1	97	74.0%	616	8.56	0.2%	0.2%	0.1%
Total All Properties	406	42,805	93.9%	$940,406	$23.32	100.0%	100.0%	100.0%

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships.

(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 20

Annual Base Rent by CBSA

March 31, 2022

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	20	2,117	94.4%	$69,719	$34.89	4.9%	4.9%	7.4%
2) Los Angeles-Long Beach-Anaheim	24	2,499	95.3%	70,098	29.45	5.9%	5.8%	7.5%
3) Chicago-Naperville-Elgin	11	1,617	94.7%	30,094	19.66	2.7%	3.8%	3.2%
4) Dallas-Fort Worth-Arlington	11	913	93.8%	18,565	21.68	2.7%	2.1%	2.0%
5) Houston-Woodlands-Sugar Land	14	1,753	97.7%	33,297	19.44	3.4%	4.1%	3.5%
6) Washington-Arlington-Alexandri	27	1,814	94.5%	51,556	30.06	6.7%	4.2%	5.5%
7) Philadelphia-Camden-Wilmington	9	1,050	80.1%	16,345	19.43	2.2%	2.5%	1.7%
8) Miami-Ft Lauderdale-PompanoBch	41	5,308	92.6%	106,239	21.61	10.1%	12.4%	11.3%
9) Atlanta-SandySprings-Alpharett	22	2,127	91.5%	44,578	22.90	5.4%	5.0%	4.7%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	897	94.5%	24,067	28.39	2.0%	2.1%	2.6%
12) San Francisco-Oakland-Berkeley	18	3,354	90.5%	90,722	29.90	4.4%	7.8%	9.6%
13) Rvrside-San Bernardino-Ontario	1	99	98.4%	3,057	31.45	0.2%	0.2%	0.3%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	17	1,267	97.4%	33,781	27.38	4.2%	3.0%	3.6%
16) Minneapol-St. Paul-Bloomington	5	205	98.0%	3,606	17.91	1.2%	0.5%	0.4%
17) San Diego-Chula Vista-Carlsbad	10	1,369	97.3%	40,098	30.09	2.5%	3.2%	4.3%
18) Tampa-St Petersburg-Clearwater	9	1,296	95.5%	23,994	19.40	2.2%	3.0%	2.6%
19) Denver-Aurora-Lakewood	11	937	94.3%	14,063	15.92	2.7%	2.2%	1.5%
20) St. Louis	4	408	99.5%	4,462	10.98	1.0%	1.0%	0.5%
21) Baltimore-Columbia-Towson	4	269	91.9%	6,470	26.18	1.0%	0.6%	0.7%
22) Charlotte-Concord-Gastonia	5	622	96.0%	14,129	23.65	1.2%	1.5%	1.5%
23) Orlando-Kissimmee-Sanford	8	882	93.8%	15,972	19.32	2.0%	2.1%	1.7%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	95.1%	8,543	20.59	1.2%	1.0%	0.9%
26) Sacramento-Roseville-Folsom	4	318	98.5%	7,395	23.62	1.0%	0.7%	0.8%
27) Pittsburgh	-	-	-	-	-	-	-	-
28) Austin-Round Rock-Georgetown	5	834	98.7%	17,547	21.33	1.2%	1.9%	1.9%
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	895	97.3%	11,961	13.74	1.2%	2.1%	1.3%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	322	100.0%	3,888	12.07	0.7%	0.8%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	75.8%	947	22.50	0.5%	0.1%	0.1%
34) San Juan-Bayamón-Caguas	-	-	-	-	-	-	-	-
35) Cleveland-Elyria	-	-	-	-	-	-	-	-
36) Nashvil-Davdsn-Murfree-Frankln	3	314	98.3%	5,320	17.22	0.7%	0.7%	0.6%
37) San Jose-Sunnyvale-Santa Clara	6	645	95.7%	18,837	30.53	1.5%	1.5%	2.0%
38) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
39) Providence-Warwick	-	-	-	-	-	-	-	-
40) Jacksonville	20	1,918	94.0%	29,889	16.57	4.9%	4.5%	3.2%
41) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
42) Raleigh-Cary	9	692	95.1%	13,963	21.23	2.2%	1.6%	1.5%
43) Oklahoma City	-	-	-	-	-	-	-	-
44) Memphis	-	-	-	-	-	-	-	-
45) Richmond	3	199	80.3%	3,303	20.70	0.7%	0.5%	0.4%
46) Louisville/Jefferson County	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Salt Lake City	-	-	-	-	-	-	-	-
49) Hartford-E Hartford-Middletown	2	301	95.4%	5,572	19.41	0.5%	0.7%	0.6%
50) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	346	37,732	94.0%	$842,078	$23.69	85.2%	88.2%	89.5%

CBSAs Ranked 51 - 75 by Population	22	1,939	91.9%	49,477	27.37	5.4%	4.5%	5.3%

CBSAs Ranked 76 - 100 by Population	12	760	98.0%	12,512	16.81	3.0%	1.8%	1.3%

Other CBSAs	26	2,373	93.7%	36,340	16.30	6.4%	5.5%	3.9%

Total All Properties	406	42,805	93.9%	$940,406	$23.32	100.0%	100.0%	100.0%

Note: Represents Regency's wholly owned and pro-rata share of co-investments partnerships.

(1)
2021 Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Annual Base Rent By Tenant Category

March 31, 2022

Tenant Category Exposure	% of ABR(1)
Grocery	20%
Restaurant - Fast Food/Limited Service	13%
Personal Services	7%
Restaurant - Casual/Fine Dining	6%
Medical	6%
Apparel/Accessories	5%
Off-Price	5%
Business Services	5%
Banks	5%
Hobby/Sports	4%
Fitness	4%
Home	3%
Office/Communications	3%
Pet	3%
Pharmacy	3%
Other	2%
Home Improvement/Auto	2%
Beauty/Cosmetics	2%
Liquor/Wine/Beer	1%
Entertainment	1%

Anchor/Shop Exposure(2)	% of ABR
Shop	56%
Anchor	44%
(1)
Represents Regency's wholly owned and pro-rata share of co-investment partnerships; includes properties in development, includes leases that are executed but have not rent commenced.
(2)
Shop tenants defined as <10K SF, Anchor tenants defined as >10K SF.

Supplemental Information 22

Significant Tenant Rents

(Includes Tenants ≥ 0.5% of ABR)

March 31, 2022

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,892	7.2%	31,724	3.4%	68	9
2	Kroger Co. (1)	2,991	7.4%	30,450	3.2%	54	11
3	Albertsons Companies, Inc. (2)	1,870	4.7%	27,998	3.0%	46	16
4	TJX Companies, Inc. (3)	1,457	3.6%	24,900	2.6%	63	17
5	Amazon/Whole Foods	1,095	2.7%	24,378	2.6%	35	12
6	CVS	644	1.6%	14,815	1.6%	56	18
7	Ahold/Delhaize (4)	455	1.1%	11,363	1.2%	12	6
8	L.A. Fitness Sports Club	487	1.2%	9,777	1.0%	14	4
9	Trader Joe's	273	0.7%	8,996	1.0%	28	8
10	JPMorgan Chase Bank	135	0.3%	8,710	0.9%	44	10
11	Ross Dress For Less	534	1.3%	8,577	0.9%	24	8
12	Nordstrom (5)	279	0.7%	7,585	0.8%	8	-
13	Starbucks	134	0.3%	7,502	0.8%	88	24
14	Gap, Inc (6)	244	0.6%	7,432	0.8%	19	2
15	H.E. Butt Grocery Company (7)	482	1.2%	7,376	0.8%	6	1
16	Bank of America	125	0.3%	6,977	0.7%	42	14
17	Petco Health & Wellness Company, Inc. (8)	278	0.7%	6,948	0.7%	31	9
18	Wells Fargo Bank	132	0.3%	6,770	0.7%	47	17
19	JAB Holding Company (9)	169	0.4%	6,753	0.7%	61	14
20	Bed Bath & Beyond Inc. (10)	341	0.8%	6,184	0.7%	12	-
21	Best Buy	259	0.6%	6,027	0.6%	8	1
22	Target	654	1.6%	5,824	0.6%	6	2
23	Kohl's	485	1.2%	5,756	0.6%	6	1
24	Walgreens Boots Alliance (11)	234	0.6%	5,700	0.6%	22	8
25	Ulta	163	0.4%	4,913	0.5%	17	1
26	Dick's Sporting Goods, Inc.	274	0.7%	4,832	0.5%	4	-
27	AT&T, Inc (12)	107	0.3%	4,811	0.5%	57	13
28	Life Time	111	0.3%	4,700	0.5%	1	-
29	T-Mobile (13)	99	0.2%	4,282	0.5%	69	26
	Top Tenants	17,403	43.0%	$312,060	33.2%	948	257
(1)
Kroger 20 / King Soopers 11 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)
Safeway 22 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2
(3)
TJ Maxx 24 / Marshalls 19 / Homegoods 18 / Homesense 1 / Sierra Trading Post 1
(4)
Giant 8 / Stop & Shop 3 / Food Lion 1
(5)
Nordstrom Rack 8
(6)
Old Navy 12 / The Gap 2 / Athleta 2 / Banana Republic 2 / GAP BR Factory 1
(7)
H.E.B. 5 / Central Market 1
(8)
Petco 26 / Unleashed by Petco 5
(9)
Panera 30 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger’s Bagel 4 / Krispy Kreme 3 / Noah’s NY Bagels 3
(10)
Bed Bath & Beyond 10 / Buy Buy Baby 1 / Harmon Face Values 1
(11)
Walgreens 21 / Duane Reade 1
(12)
AT&T 51 / Cricket 6
(13)
T-Mobile 49 / Sprint 10 / MetroPC 9 / Connectivity Source 1

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, includes properties in development, excludes leases that are executed but have not rent commenced. Amounts may not foot due to rounding.

Supplemental Information 23

Tenant Lease Expirations

March 31, 2022

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	110	0.3%	0.2%	$15.54
2022	694	1.8%	1.1%	14.08
2023	2,500	6.3%	4.2%	15.40
2024	3,424	8.7%	5.8%	15.44
2025	2,981	7.5%	5.0%	15.50
2026	3,156	8.0%	5.4%	15.75
2027	3,037	7.7%	5.4%	16.35
2028	1,742	4.4%	3.5%	18.39
2029	1,334	3.4%	1.9%	12.93
2030	1,229	3.1%	2.3%	17.22
2031	871	2.2%	1.8%	19.03
10 Year Total	21,079	53.3%	36.6%	$15.91
Thereafter	4,215	10.7%	7.4%	16.17
	25,294	63.9%	44.0%	$15.96

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	283	0.7%	0.9%	$28.04
2022	1,189	3.0%	4.3%	33.03
2023	2,150	5.4%	8.1%	34.71
2024	2,029	5.1%	7.7%	34.92
2025	1,979	5.0%	7.8%	36.10
2026	1,909	4.8%	7.6%	36.51
2027	1,469	3.7%	5.9%	36.56
2028	764	1.9%	3.3%	40.19
2029	600	1.5%	2.5%	38.87
2030	564	1.4%	2.4%	39.08
2031	654	1.7%	2.7%	37.46
10 Year Total	13,589	34.3%	53.3%	$35.92
Thereafter	689	1.7%	2.8%	36.91
	14,278	36.1%	56.1%	$35.96

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	393	1.0%	1.1%	$24.54
2022	1,883	4.8%	5.3%	26.04
2023	4,650	11.8%	12.3%	24.33
2024	5,453	13.8%	13.5%	22.69
2025	4,960	12.5%	12.8%	23.72
2026	5,065	12.8%	13.0%	23.57
2027	4,506	11.4%	11.3%	22.94
2028	2,506	6.3%	6.8%	25.04
2029	1,934	4.9%	4.4%	20.98
2030	1,793	4.5%	4.7%	24.10
2031	1,525	3.9%	4.5%	26.93
10 Year Total	34,668	87.6%	89.8%	$23.75
Thereafter	4,904	12.4%	10.2%	19.09
	39,571	100%	100%	$23.18

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. Represents Regency's wholly owned and pro-rata share of co-investment partnerships.
(4)
Month to month lease or in process of renewal.

Supplemental Information 24

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.23
4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	97.1%			68	Ace Hardware, Bed Bath & Beyond, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$33.65
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	97.9%		143	58	Albertsons, (Target)	$30.33
Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$28.73
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	98.3%			32	CVS, Mollie Stone's Market	$27.25
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	93.7%			34	Safeway	$27.41
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	94.0%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target	$20.58
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	87.6%				Marshalls	$34.93
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	93.6%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$31.71
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.9%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.23
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%			66	Safeway, CVS	$17.81
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	92.4%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$32.41
Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	87.1%		53	53	Bevmo!, (Safeway), (CVS)	$42.34
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	95.6%			31	Bristol Farms, CVS	$38.55
El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	81.8%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, (CVS)	$30.19
El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	98.0%			42	Von's, Children's Paradise, ACE Hardware	$19.95
Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$35.55
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$31.20
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.4%			44	Stater Bros, CVS	$27.35
Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	100.0%			55	Ralphs, CVS	$38.01
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$30.31
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	84.8%				Lowe's, TJ Maxx	$6.66
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$26.90
Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	95.1%			52	Ralphs	$26.67
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5 Sporting Goods	$41.21
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	95.8%		39	39	CVS,(Albertsons)	$30.18
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$21.61
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$25.08
Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	91.0%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.52
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	98.9%			58	Albertsons	$27.85

Supplemental Information 25

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Oakshade Town Center			CA	Sacramento-Roseville-Folsom	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.52
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	86.2%			44	Gelson's Markets, (CVS), (Ace Hardware)	$20.56
Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.06
Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	93.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$43.69
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	97.0%			37	Von's, CVS	$27.39
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.42
Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	98.1%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$23.26
Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	91.3%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco	$33.66
Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	95.3%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$35.40
Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	97.5%			55	Safeway	$22.20
Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$19.56
Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	95.1%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$24.37
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$22.03
San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.28
Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	99.5%			57	Vons, CVS	$32.71
San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$37.45
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	93.9%			48	Pavilions, CVS	$26.51
Serramonte Center			CA	San Francisco-Oakland-Berkeley	1075	1075	88.0%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy, Party City, Ross Dress for Less, Target, TJ Maxx, Uniqlo	$25.59
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	96.9%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$24.70
Silverado Plaza	GRI	40%	CA	Napa	85	34	98.8%			32	Nob Hill, CVS	$22.17
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$20.91
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	98.7%			46	Ralphs	$23.13
Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	100.0%			56	Safeway, CVS, Alamo Hardware	$26.03
The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	90.2%			52	Ralphs, Trader Joe's	$41.88
The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	98.6%			35	Safeway, CVS, Petco	$26.95
The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	95.7%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$40.59
Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	37.5%			41	Whole Foods, CVS, Citibank	$51.37
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$33.47
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	98.2%			41	Ralphs, Rite Aid	$21.72

Supplemental Information 26

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	98.0%			45	Target, Grocer	$21.96
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.37
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	94.3%			37	Whole Foods	$36.21
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$23.12
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	96.0%			25	Safeway, Rite Aid	$20.15
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	93.6%			72	Von's, Sprouts, (CVS)	$40.18
Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	249	249	74.0%				REI, UFC Gym, Old Navy, Ulta, Five Below	$29.43
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	98.2%			78	El Super	$16.64
Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	90.0%		113		Chuck E. Cheese, Marshalls, (Target)	$25.46
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	96.3%				Sports Basement,TJ Maxx	$38.59
			CA		10,685	9,031	93.7%	93.7%	439	2,542		$29.02
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	353	141	91.6%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta	$15.97
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	81.8%			44	PETCO, HomeGoods, Jo-Ann Fabrics, Safeway	$18.81
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	96.2%			65	King Soopers	$20.40
Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	77.9%		53	53	Eye Care Specialists, (Safeway)	$32.06
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	92.0%			62	Ace Hardware, King Soopers	$11.37
Centerplace of Greeley III			CO	Greeley	119	119	96.4%				Hobby Lobby, Best Buy, TJ Maxx	$11.44
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	97.0%			72	King Soopers	$11.53
Crossroads Commons	C	20%	CO	Boulder	143	29	91.2%			66	Whole Foods, Barnes & Noble	$29.57
Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$38.13
Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$24.76
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	96.2%			66	King Soopers	$11.39
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	100.0%			78	King Soopers	$11.75
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	98.3%			61	King Soopers	$12.25
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$33.63
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.69
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	96.2%			55	King Soopers	$15.65
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	92.5%		100	100	(King Soopers)	$27.25
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.82
Woodmen Plaza			CO	Colorado Springs	116	116	95.2%			70	King Soopers	$13.44

Supplemental Information 27

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodmen Plaza			CO	Colorado Springs	116	116	95.2%			70	King Soopers	$13.44
				CO		1,947	1,404	94.5%	94.5%	403	1,119		$16.05
	22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$60.00
	91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%				-	$29.47
	Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	91.2%				Old Navy, The Clubhouse	$30.03
	Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	98.6%				-	$44.55
	Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.0%			60	Bed, Bath & Beyond, Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx	$15.31
	Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$53.36
	Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	173	173	62.4%			59	Rite Aid, Stop & Shop, Homegoods	$25.94
	Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	186	74	96.4%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$31.11
	Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	98.1%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$26.05
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	99.0%				Kohl's, Old Navy, Party City	$19.60
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	91.2%				Fairfield University Bookstore, Merril Lynch	$33.36
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$54.83
	Southbury Green			CT	New Haven-Milford	156	156	86.7%			60	ShopRite, Homegoods	$22.01
	Westport Row			CT	Bridgeport-Stamford-Norwalk	91	91	82.5%			22	The Fresh Market, Pottery Barn	$44.62
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		1,638	1,526	90.8%	90.8%	0	358		$25.59
	Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	85.8%			12	Trader Joe's	$42.26
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$105.05
				DC		40	12	93.5%	93.5%	0	12		$78.62
	Pike Creek			DE	Philadelphia-Camden-Wilmington	228	228	93.2%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$16.46
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$25.31
				DE		293	254	92.8%	92.8%	0	49		$17.33
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%			58	-	$24.02
	Anastasia Plaza			FL	Jacksonville	102	102	95.9%			49	Publix	$14.34
	Atlantic Village			FL	Jacksonville	110	110	98.6%				LA Fitness, Pet Supplies Plus	$17.96
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	94.9%			49	CVS, Publix	$36.77
	Aventura Square			FL	Miami-Ft Lauderdale-PompanoBch	144	144	78.8%				Bed Bath & Beyond, DSW Warehouse, Jewelry Exchange, Old Navy	$39.42
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	0	0	0.0%				-	$0.00

Supplemental Information 28

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Berkshire Commons			FL	Naples-Marco Island	110	110	98.9%			66	Publix, Walgreens	$15.27
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	92.9%				Walgreens	$21.63
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	98.4%			44	CVS, Goodwill, Winn-Dixie	$24.88
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	251	251	96.2%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$17.76
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$24.10
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	93.8%			46	Citi Trends, Pet Supermarket, Publix	$16.49
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	95.7%			54	CVS, Publix	$20.84
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$27.50
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	100.0%		98		(Kohl's)	$45.90
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$24.36
	Cashmere Corners			FL	Port St. Lucie	80	80	96.1%			44	WalMart	$14.64
	Charlotte Square			FL	Punta Gorda	91	91	95.7%			44	WalMart, Buffet City	$11.73
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	94.2%			54	Publix, Pet Smart	$27.43
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	97.5%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$13.27
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	84.6%			25	Aldi, Walgreens	$31.64
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.7%			51	Publix	$14.98
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	90.8%			40	Publix, CVS	$21.39
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	70.0%			46	Publix, Ross Dress for Less	$24.63
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	87.9%			39	Publix	$27.86
	Fleming Island			FL	Jacksonville	132	132	97.4%		130	48	Publix, PETCO, Planet Fitness, (Target)	$16.81
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	90.8%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$27.73
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	93.4%			42	Publix	$18.07
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$20.11
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%			54	Publix	$17.18
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	94.0%			50	Publix, Bealls	$16.38
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	97.3%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$17.95
	Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.41
	John's Creek Center	C	20%	FL	Jacksonville	76	15	100.0%			45	Publix	$16.27
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$17.07

Supplemental Information 29

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%				LA Fitness, Walgreens	$25.95
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	92.5%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$17.24
Mandarin Landing			FL	Jacksonville	140	140	71.5%			50	Whole Foods, Aveda Institute	$19.70
Millhopper Shopping Center			FL	Gainesville	85	85	95.0%			46	Publix	$18.58
Naples Walk			FL	Naples-Marco Island	125	125	100.0%			51	Publix	$18.64
Newberry Square			FL	Gainesville	181	181	90.9%			40	Publix, Floor & Décor, Dollar Tree	$9.46
Nocatee Town Center			FL	Jacksonville	112	112	100.0%			54	Publix	$21.77
Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	98.1%			48	Publix	$15.52
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.82
Ocala Corners			FL	Tallahassee	87	87	93.8%			61	Publix	$15.49
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.05
Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.28
Pavillion			FL	Naples-Marco Island	168	168	98.0%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$22.47
Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.2%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$14.82
Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	98.7%			17	The Fresh Market, Bed Bath & Beyond, Marshalls, Ulta	$19.09
Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.41
Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	96.0%		173	47	Whole Foods, (Target)	$40.30
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	97.1%			51	Publix, Eddie V's	$31.45
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	94.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness	$16.57
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	96.3%				Bed Bath & Beyond, Office Depot, TJ Maxx, CVS	$23.36
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	93.2%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$19.47
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.2%			40	Publix, Beall's, Harbor Freight Tools	$11.82
Salerno Village			FL	Port St. Lucie	5	5	100.0%				-	$16.53
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	88.6%			36	Publix, Walgreens, Dollar Tree	$12.75
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$23.77
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	93.9%			66	Publix, Kohl's, LA Fitness, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington, Marshalls	$19.52
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	90.0%			46	Winn-Dixie, CVS	$19.64
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	100.0%		97	45	Publix, (Kohl's), (Tutor Time)	$21.64
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	90.8%			42	Publix, YouFit Health Club	$15.49
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	117	117	100.0%			46	Publix	$24.51

Supplemental Information 30

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	100.0%		54	54	(Publix)	$26.57
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	64.4%			44	Publix, Tuesday Morning, Duffy's Sports Bar, CVS	$17.66
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	96.9%			61	Publix, (Walgreens)	$14.44
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	96.2%			48	Publix, Goodwill	$20.53
Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	81.9%				-	$24.25
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	92.2%				-	$21.52
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$25.83
Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	98.6%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$24.72
South Beach Regional			FL	Jacksonville	308	308	84.0%			13	Trader Joe's, Home Depot, Ross Dress for Less, Bed Bath & Beyond, Staples	$16.99
South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$16.38
Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	94.1%		143		Kohl's, (Target)	$6.66
Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	85.8%			38	Publix, Dollar Tree, Retro Fitness	$12.17
The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	98.8%			52	Publix, LA Fitness	$22.46
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%				-	$25.06
The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$27.77
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$11.08
Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	72.6%				PETCO	$34.91
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	98.2%			59	Publix, TJ Maxx	$18.53
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	89.3%			31	YouFit Health Club, Ross Dress for Less	$15.45
University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$32.89
Village Center			FL	Tampa-St Petersburg-Clearwater	187	187	97.3%			50	Publix, PGA Tour Superstore, Walgreens	$22.21
Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$17.48
Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	93.8%			47	Publix, Dollar Tree	$14.39
Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	96.3%			45	Publix, CVS	$24.83
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	98.5%			38	Publix	$25.33
West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	96.6%			46	Winn-Dixie, CVS	$21.42
Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.32
Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	91.6%			28	Publix	$20.92
Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	93.2%			44	Publix	$21.63

Supplemental Information 31

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				FL		11,585	11,041	93.8%		1,049	3,474		$19.50
	Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	97.2%				Harbor Freight Tools	$23.44
	Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.20
	Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	98.3%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$16.86
	Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	94.0%			38	Publix	$17.76
	Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	78.3%			25	Lidl	$30.00
	Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	89.7%				-	$31.17
	Buckhead Landing			GA	Atlanta-SandySprings-Alpharett	152	152	74.3%			56	Binders Art Supplies & Frames, Kroger	$19.25
	Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	100.0%				Bed Bath & Beyond, Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$25.20
	Cambridge Square			GA	Atlanta-SandySprings-Alpharett	71	71	42.8%			41	-	$26.95
	Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$23.22
	Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$18.31
	Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$16.55
	Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	92.1%			44	Publix	$20.53
	Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	93.5%			18	The Fresh Market, Walgreens, Dunwoody Prep	$21.15
	Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			31	Publix	$24.46
	Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	99.9%			30	Whole Foods	$39.94
	Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$34.43
	Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	76	76	91.1%			48	Publix, The Juice Box	$10.37
	Russell Ridge			GA	Atlanta-SandySprings-Alpharett	101	101	88.4%			63	Kroger	$12.97
	Sandy Springs			GA	Atlanta-SandySprings-Alpharett	116	116	95.1%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$24.56
	The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	81.5%				(CVS)	$12.05
	Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	82.7%				-	$27.00
				GA		2,127	2,127	91.5%	91.5%	0	551		$22.66
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.52
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	89.9%				PETCO	$37.51
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	99.5%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$27.09
	Hinsdale			IL	Chicago-Naperville-Elgin	185	185	89.4%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.57
	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	94.7%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.67
(2)	Naperville Plaza	C	20%	IL	Chicago-Naperville-Elgin	115	23	95.9%			39	Casey's Foods, Trader Joe's, Oswald's Pharmacy	$25.01

Supplemental Information 32

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	99.3%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.49
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	66.8%			51	Mariano's Fresh Market, Walgreens	$27.50
Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	91.7%			80	Mariano's Fresh Market, Goodwill	$17.37
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	96.7%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.97
			IL		1,775	1,338	93.6%	93.6%	0	505		$20.29
Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.12
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	72.4%		64	64	Indiana Bureau of Motor Vehicles, (Kroger)	$18.77
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	81.2%			12	Trader Joe's	$27.89
			IN		418	335	96.0%	96.0%	64	116		$16.95
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	93.7%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$25.97
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	97.2%			11	Trader Joe's, La-Z-Boy, PetSmart	$30.24
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	97.2%			55	Shaw's	$26.71
The Abbot			MA	Boston-Cambridge-Newton	65	65	45.8%				-	$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.56
			MA		897	897	94.5%	94.5%	0	416		$28.28
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	100.0%			9	Trader Joe's	$40.76
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	92.7%			70	Shoppers Food Warehouse, Dollar Tree	$18.82
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	82.4%			10	Trader Joe's	$40.64
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$42.94
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.8%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.96
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	92.0%			44	Shoppers Food Warehouse	$21.91
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	100.0%			64	Planet Fitness	$15.08
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	91.6%		75	63	Giant, (Sunrise)	$29.79
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$29.04
Westbard Square			MD	Washington-Arlington-Alexandri	147	147	88.9%			55	Giant, Bowlmor AMF	$36.13
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	92.8%				CVS	$34.76
			MD		1,117	601	92.6%	92.6%	75	357		$28.04

Supplemental Information 33

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$8.56
				MI		97	97	74.0%	74.0%	0	0		$8.56
	Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	179	45	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$16.84
	Cedar Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	100.0%			50	Whole Foods	$28.17
	Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	100.0%			44	Lund's	$26.19
	Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	97.5%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.76
	Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	92.0%			89	CUB Foods	$13.73
				MN		668	205	98.0%	98.0%	87	183		$17.93
	Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$11.45
	Bridgeton			MO	St. Louis	71	71	97.3%		130	63	Schnucks, (Home Depot)	$12.11
	Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.57
	Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.28
				MO		408	408	99.5%	99.5%	388	314		$10.98
(2)	Blakeney Shopping Center			NC	Charlotte-Concord-Gastonia	384	384	99.7%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$25.61
	Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	84.2%			14	Chuck E. Cheese, The Fresh Market, Party City	$23.93
	Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.31
	Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.11
	Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$17.99
	Holly Park			NC	Raleigh-Cary	160	160	93.8%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$19.10
	Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$14.20
	Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.12
	Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%			50	Harris Teeter	$19.64
	Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	93	19	89.3%			30	Whole Foods, Walgreens	$20.97
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$19.12
	Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	78.9%			46	Trader Joe's, Aldi, Staples	$21.55
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	95.7%			59	Harris Teeter	$16.64
	Sutton Square	C	20%	NC	Raleigh-Cary	101	20	96.4%			24	The Fresh Market	$20.74
	Village District	C	30%	NC	Raleigh-Cary	559	168	94.6%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club	$24.96
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	100.0%			42	Whole Foods	$23.55
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	97.9%			49	Publix	$17.28

Supplemental Information 34

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	98.7%			41	Food Lion, ACE Hardware	$14.20
				NC		2,492	1,613	95.8%	95.8%	139	795		$21.58
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	99.3%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$36.76
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$30.44
(2)	Glenwood Green	M	70%	NJ	Philadelphia-Camden-Wilmington	355	355	60.5%			80	ShopRite, Target	$5.96
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.12
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	80.5%			43	Grocer	$17.53
	Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	95.6%			70	ShopRite	$26.59
				NJ		927	688	78.0%	96.6%	0	321		$21.51
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$127.71
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Michaels, Staples, Trader Joe's	$34.27
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$42.08
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$49.72
(2)	East Meadow			NY	New York-Newark-Jersey City	141	141	93.0%				Marshalls, Stew Leonard's	$14.85
(2)	Eastport			NY	New York-Newark-Jersey City	48	48	97.3%				King Kullen, Rite Aid	$12.75
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footware	$49.80
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	96.2%				-	$38.34
	Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	92.6%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$25.85
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$29.88
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$34.67
(2)	Valley Stream			NY	New York-Newark-Jersey City	99	99	97.8%				King Kullen	$28.91
(2)	Wading River			NY	New York-Newark-Jersey City	99	99	91.1%				King Kullen, CVS, Ace Hardware	$22.96
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	99.4%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$26.25
				NY		1,890	1,805	94.0%	94.0%	0	357		$35.21
	Cherry Grove			OH	Cincinnati	196	196	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.40
	East Pointe			OH	Columbus	111	111	100.0%			76	Kroger	$11.18
	Hyde Park			OH	Cincinnati	401	401	96.6%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.99
	Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$13.35

Supplemental Information 35

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$11.92
Red Bank Village			OH	Cincinnati	176	176	98.9%			152	WalMart	$7.53
Regency Commons			OH	Cincinnati	34	34	84.0%				-	$26.65
West Chester Plaza			OH	Cincinnati	88	88	98.4%			67	Kroger	$10.09
			OH		1,217	1,217	98.0%	98.0%	90	685		$13.25
Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Michaels, TJ Maxx, Trader Joe's	$22.21
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Dollar Tree, Rite Aid, Whole Foods	$16.37
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	86.7%			41	Safeway, Planet Fitness	$20.18
Northgate Marketplace			OR	Medford	81	81	91.6%			13	Trader Joe's, REI, PETCO	$22.91
Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.96
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	100.0%			55	Safeway	$12.35
Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.11
Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$22.48
			OR		835	779	95.8%	95.8%	0	215		$20.27
Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$17.90
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	84.5%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.57
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	95.8%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$34.12
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$26.32
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	92.5%			51	Weis Markets	$24.50
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	89.8%			56	Acme Markets, Michael's	$18.99
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	97.9%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$11.27
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	40.4%			51	-	$27.56
			PA		995	594	91.3%	91.3%	244	375		$26.35
Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Publix	$29.70
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	96.7%			38	Publix	$17.36
			SC		131	83	98.7%	98.7%	0	59		$25.06
Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$16.15
Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	96.0%			75	Kroger	$14.85
Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.23

Supplemental Information 36

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
				TN		314	314	98.3%	98.3%	0	214		$17.03
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	99.0%			68	Kroger, Walgreens	$21.55
(2)	Baybrook East 1A	O	50%	TX	Houston-Woodlands-Sugar Land	106	53	100.0%			106	H.E.B	$3.16
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	95.2%			83	Kroger	$11.59
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$29.79
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$27.95
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	98.8%			63	Kroger	$20.12
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	97.7%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$19.13
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$49.88
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	99.0%			79	H.E.B.	$25.22
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	97.1%			64	Tom Thumb	$16.80
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	90.7%		63	63	(WalMart)	$28.91
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%			64	Tom Thumb	$22.10
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	97.6%			30	Sprout's Markets, Office Depot, Tuesday Morning	$19.52
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	98.6%			100	Kroger	$17.28
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	89.2%			49	Tom Thumb, Ogle School of Hair Design	$18.96
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	98.8%			60	H.E.B.	$21.26
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	98.4%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$23.72
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.9%			64	Kroger	$15.12
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	102	102	82.9%			30	Central Market, Talbots	$39.50
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	89.8%			61	Kroger	$14.62
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$25.18
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	98.1%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.66
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	98.9%			63	Kroger, CVS	$21.90
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	93.4%			65	Kroger, Walgreens	$18.05
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	100.0%			84	H.E.B., Pinstack, Baylor Scott & White	$23.79
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	95.4%			100	Kroger	$16.87
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Trek Bicycle	$21.03
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	92.1%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$20.61
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	96.7%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$20.16

Supplemental Information 37

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	94.2%			45	Whole Foods	$31.22
				TX		3,930	3,499	96.9%	96.9%	190	1,706		$20.42
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$17.11
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	98.3%			40	Cooper's Hawk Winery, Whole Foods	$33.39
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	100.0%			58	Safeway	$23.49
(2)	Carytown Exchange	M	59%	VA	Richmond	116	116	70.8%			38	Publix, CVS	$23.35
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	United States Coast Guard Ex, Planet Fitness	$20.17
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Amazon Fresh	$43.47
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	168	67	81.9%			32	Amazon Fresh, Homesense	$29.85
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	94.2%			50	Giant	$26.28
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.1%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$28.21
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.78
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	100.0%			20	PGA Tour Superstore	$33.05
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$33.05
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	136	27	67.4%			63	Amazon Fresh	$27.21
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	97.0%			56	Giant	$22.17
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	98.3%			52	Harris Teeter, Planet Fitness	$18.96
	The Crossing Clarendon			VA	Washington-Arlington-Alexandri	420	420	91.1%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Life Time Fitness	$37.86
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	100.0%			122	Wegmans	$22.61
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	304	61	94.0%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$25.80
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	88.8%			45	Publix, CVS	$24.96
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	90.8%				CVS, Fashion K City	$27.90
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target), (PetSmart)	$27.37
				VA		3,021	1,668	93.1%	94.8%	141	960		$28.73
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$24.88
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$18.18
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	95.8%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$27.51
	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	99.3%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$35.53
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	97.9%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.79

Supplemental Information 38

Portfolio Summary Report By State

March 31, 2022

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.7%			49	Big 5 Sporting Goods, Big Lots, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway, Aaron's	$12.67
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	94.0%			29	Safeway, Rite Aid	$31.03
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	97.5%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$25.86
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%				-	$44.55
(2)	Island Village			WA	Seattle-Tacoma-Bellevue	106	106	98.2%			49	Safeway, Rite Aid	$15.61
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	94.6%		40	40	(QFC)	$36.37
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	87.2%				-	$32.51
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	100.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$29.16
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.4%			41	Quality Food Centers, Rite Aid	$25.69
	Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	96.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.90
	Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	97.5%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$38.18
	Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$32.98
				WA		1,837	1,267	97.4%	97.4%	437	532		$27.43

	Regency Centers Total					51,283	42,805	93.9%	94.3%	3,747	16,217		$23.32
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Property

Note:	In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon

GRI:	Co-investment Partnership with GRI

M:	Co-investment Partnership with Minority Partner

NYC:	Co-investment Partnership with NYCRF

O:	Other, single property co-investment Partnerships

RC:	Co-investment Partnership with CalSTRS

Supplemental Information 39

Components of Net Asset Value (NAV)

As of March 31, 2022

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$202,512
Share of JV NOI (page 7)	$25,192
Less: Noncontrolling Interests (page 7)	$(1,714)

Retail Operating Properties Excluding In-Process Redevelopments
Quarterly Base Rent From Leases Signed But Not Yet Commenced	$5,871

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$90,673
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$6,275
% of Costs Incurred (page 17)	51%
Construction in Progress	$44,806

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$-
In-place NOI from In-Process Ground-Up Developments	$117

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$257,592
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$18,710
% of Costs Incurred (page 17)	59%
Construction in Progress	$106,203

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$30
In-place NOI from In-Process Redevelopments	$1,099

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,684
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(279)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$42,202
Outparcels at retail operating properties	13,100
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$80,302

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$194,520
Tenant and other receivables, excluding Straight line rent receivables	$46,362
Other Assets, excluding Goodwill	$123,774

Liabilities
Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,212,644
Accounts payable and other liabilities	$296,572
Tenants' security, escrow deposits	$63,808

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	172,133

Supplemental Information 40

Supplemental Details of Lease Income and Tenant & Other Receivables (Pro Rata)

(in thousands)

Supplemental Details of Lease Income (Pro-Rata)
For the Three Months Ended March 31, 2022

Three Months Ended
Composition of Lease Income	March 31, 2022

Base Rent	$222,041
Recoveries from Tenants	75,762
Percentage Rent, Termination Fees, and Other Lease Income	10,071
Current Period Billings/Deferrals & Other Revenue	$307,874
Uncollectible Lease Income, net	6,682
Non-Cash Revenues (1)	12,085
Total Lease Income (see pages 5 & 7)	$326,641

Composition of Uncollectible Lease Income

Uncollectible Lease Income - Current Quarter (1Q22) Billings (2)	$(3,855)
Impact from Current Quarter (1Q22) Lease Modifications (3)	1,204
Recovery of Prior Period 2022 Reserves	-
Uncollectible Lease Income - 2022 Billings	$(2,651)
Recovery of Prior Year (2020/2021) Reserves, net (4)	9,333
Uncollectible Lease Income, net	$6,682

Supplemental Details of Tenant & Other Receivables (Pro-Rata)
As of March 31, 2022 and December 31, 2021

	March 31, 2022	December 31, 2021

Tenant receivables	$62,242	$82,157
Less: Uncollectible tenant receivables	(41,093)	(50,246)
Net tenant receivables	$21,149	$31,911

Straight line rent receivables	156,231	152,798
Less: Uncollectible straight line rent receivables	(30,185)	(32,956)
Net Straight line rent receivables	$126,046	$119,842

Other receivables (5)	25,213	23,079
Total tenant and other receivables (see pages 3 & 6)	$172,408	$174,832

Uncollectible Tenant Receivables Balance Reconciliation

Uncollectible tenant receivables (12/31/21)	$(50,246)
Uncollectible Lease Income - 2022 Billings (2)	(3,855)
Impact from Current Year Lease Modifications (3)	1,204
Recovery of Prior Year (2020/2021) Reserves, net (4)	9,333
YTD 2022 - Write-offs and Abatements	2,471
Uncollectible tenant receivables (3/31/22)	$(41,093)

Composition of Unbilled Deferrals	March 31, 2022	Timing of Rebill

Cash Basis Tenants	$10,537	2022	62%
Accrual Basis Tenants	340	2023+	38%
Total Unbilled Deferrals (as of 3/31/22) (6)	$10,877		100%
(1)
Includes pro-rata share of straight line rent on lease income, net of uncollectible amounts, and above/below market rent amortization.
(2)
Represents Base Rent and Recoveries deemed uncollectible associated with billings during the three months ended March 31, 2022.
(3)
The Company accounts for deferrals and abatements that significantly increase the consideration due under the lease (those that do not qualify for the FASB COVID-19 lease concession guidance) as a lease modification, in accordance with ASC 842. Under a lease modification, Lease income is reduced by the amount of the deferral or abatement in the period in which it was granted, and any previous uncollectible lease income associated with that deferral or abatement is reversed.
(4)
Represents the collection of Base Rent and Recoveries previously reserved during the years ended December 31, 2020, and December 31, 2021.
(5)
Other receivables include construction receivables, insurance receivables and amounts due from real estate partnerships for management, transaction and other fee income.
(6)
Represents executed deferral agreements that have yet to be rebilled, as of March 31, 2022.

Supplemental Information 41

Earnings Guidance

March 31, 2022

(in thousands, except per share data)

		Current	Previous
	1Q 22A	2022E	2022E
Net Income / Share	$1.14	$2.50-$2.56	$1.78-$1.86
NAREIT FFO / Share	$1.03	$3.84-$3.90	$3.72-$3.80
Core Operating Earnings / Share(1)	$0.97	$3.65-$3.71	$3.56-$3.64

Same Property
Same property NOI growth without termination fees	7.8%	0% to +1.5%	-1.25% to +0.25%
Same property NOI growth without termination fees and collection of PY reserves	14.9%	+3.5% to +5.0%	+2.75% to +4.25%

Collection of Prior Year Reserves (2)	$9,278	+/-$18,000	+/- $13,000

New Investments
Development and Redevelopment spend	$32,493	+/-$150,000	+/- $150,000

Acquisitions	$41,126	+/-$170,000	+/- $30,000
Cap rate (weighted average)	4.9%	+/- 5.6%	+/- 5.0%

Disposition Activity
Dispositions	$137,704	+/-$210,000	+/- $150,000
Cap rate (weighted average) (3)	2.2%	+/- 3.7%	2.25% - 2.5%

Forward ATM settlement (gross) (4)	$0	+/-$65,000	+/-$65,000

Other
Net interest expense	$41,566	$165,000-$166,000	$163,500-$164,500
Net G&A expense	$21,108	$82,500-$85,500	$82,500 - $85,500
Recurring third party fees & commissions	$6,405	$24,000-$25,000	$24,000 - $25,000
Certain non-cash items (5)	$11,385	+/-$33,500	+/- $28,000
Impact from Reversal of Uncollectible Straight-Line Rent Receivables (6)	$3,967	$3,967	as converted
(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the expected collection in 2022 of revenues reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Weighted average cap rates include the sale of Costa Verde in 1Q22 ($125M at a ~1.5% cap rate).
(4)
Subsequent to quarter end, the Company settled all remaining shares under forward sale agreements entered into during 2021 in connection with its ATM program.
(5)
Includes above and below market rent amortization and straight-line rents and amortization of mark-to-market debt adjustments.
(6)
Positive impact on Uncollectible Straight Line Rent from the conversion of cash basis tenants back to an accrual basis of accounting, only included in guidance as tenants are converted.

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information 42

Reconciliation of Net Income to Earnings Guidance

March 31, 2022

(per diluted share)

Nareit FFO and Core Operating Earnings Guidance:	Full Year 2022
	Low	High

Net income attributable to common stockholders	$2.50	2.56

Adjustments to reconcile net income to Nareit FFO:

Depreciation and amortization	1.92	1.92
Gain on sale of real estate	(0.59)	(0.59)
Exchangeable operating partnership units	0.01	0.01

Nareit Funds From Operations	$3.84	3.90

Adjustments to reconcile Nareit FFO to Core Operating Earnings:

Straight line rent, net	(0.07)	(0.07)
Above/below market rent amortization, net	(0.12)	(0.12)
Debt premium/discount amortization	0.00	0.00

Core Operating Earnings	$3.65	3.71

Supplemental Information 43

Glossary of Terms

March 31, 2022

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations, if applicable.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 44